UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2020

CSP Inc.

(Exact name of the registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

000-10843	04-2441294
(Commission File Number)	(IRS Employer Identification No.)

175 Cabot Street - Suite 210, Lowell, MA	01854
(Address of principal executive offices)	(Zip Code)

(978) 954-5038

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSPI	Nasdaq Global Market

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Item 1.01.  Entry into a Material Definitive Agreement.

On April 17, 2020, CSP Inc. (the “Company”) and Modcomp, Inc., its wholly owned subsidiary (“Modcomp”, and collectively with the Company, the “Borrowers”) each received a loan in the form of a promissory note from Paragon Bank (“Lender”) in the amounts of $827,000 and $1,353,600, respectively (the “SBA Loans”), under the Paycheck Protection Program, which was established under the recently enacted Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) administered by the U.S. Small Business Administration. The SBA Loans have a two-year term and carry an annual fixed interest rate of 1%.

The SBA Loans provide for customary events of default, including, among others, those relating to failure to make payment, bankruptcy, materially false or misleading representations to Lender or SBA, and adverse changes in the financial condition or business operations that Lender believes may materially affect Borrowers’ ability to pay the SBA Loans.  The Borrowers did not provide any collateral or guarantees for the SBA Loans and the Borrowers may prepay the principal of the SBA Loans at any time without penalty.

The Borrowers may apply to the Lender for forgiveness of an amount due on the SBA Loans in an amount equal to the sum of certain costs during the 8-week period beginning on the date of the first disbursement of the SBA Loans. The amount of SBA Loans forgiveness shall be calculated in accordance with the requirements of the Paycheck Protection Program, including provisions of Section 1106 of the CARES Act.

The foregoing description of the SBA Loans does not purport to be complete and is qualified in its entirety by reference to the SBA Loans, copies of which is attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, and are incorporated herein by reference into this Item 1.01.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. Exhibit No.	Description

10.1	Note, dated as of April 17, 2020, by, and between Paragon Bank and CSP, Inc.
10.2	Note, dated as of April 17, 2020, by, and between Paragon Bank and Modcomp, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP INC.

Date:  April 23, 2020

By:  /s/Gary W. Levine

Gary W. Levine

Chief Financial Officer

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